UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

April 22, 2003

Date of Report (Date of earliest event reported)

BLUE MARTINI SOFTWARE, INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-30925	94-3319751
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

2600 Campus Drive

San Mateo, California 94403

(Address of principal executive offices, including zip code)

(650) 356-4000

(Registrant’s telephone number, including area code)

Item 9. Regulation FD Disclosure.

This Form 8-K is being furnished to report information pursuant to Item 12 — Disclosure of Results of Operations and Financial Condition. See Item 12 below.

Item 12. Disclosure of Results of Operations and Financial Condition.

On April 22, 2003, Blue Martini Software, Inc. issued a press release announcing financial results for the first quarter of 2003. On the same day, Blue Martini Software, Inc. also issued a press release announcing three new sales executives as well as the appointment of Robert Cell as Chief Operating Officer. Copies of the press releases are attached as Exhibits 99.1 and 99.2 to this Current Report and are incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit	Description of Document

99.1	Press Release, dated April 22, 2003, entitled “Blue Martini Software Announces Financial Results for the First Quarter of 2003.”

99.2	Press Release, dated April 22, 2003, entitled “Blue Martini Software Appoints Robert Cell as Chief Operating Officer, Adds World-Class Sales Leadership.”

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BLUE MARTINI SOFTWARE, INC.

(Registrant)

Dated: April 22, 2003

By:	/s/ MONTE ZWEBEN

Monte Zweben

Chief Executive Officer

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INDEX TO EXHIBITS

Exhibit	Description of Document

99.1	Press Release, dated April 22, 2003, entitled “Blue Martini Software Announces Financial Results for the First Quarter of 2003.”

99.2	Press Release, dated April 22, 2003, entitled “Blue Martini Software Appoints Robert Cell as Chief Operating Officer, Adds World-Class Sales Leadership.”

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